UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

PEOPLE’S UNITED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33326	20-8447891
(Commission File Number)	(I.R.S. Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 338-7171

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	PBCT	NASDAQ Global Select Market
Fixed-to-Floating Rate Non- Cumulative Perpetual Preferred Stock, Series A, $0.01 par value per share	PBCTP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on April 1, 2022 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated February 21, 2021 (as amended, the “Merger Agreement”), by and among M&T Bank Corporation (“M&T”), Bridge Merger Corp., a direct, wholly owned subsidiary of M&T (“Merger Sub”), and People’s United Financial, Inc. (“People’s United”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective as of the Closing Date, pursuant to the Merger Agreement, Merger Sub merged with and into People’s United, with People’s United as the surviving entity (the “Merger”).

Following the Merger, People’s United merged with and into M&T, with M&T as the surviving entity (the “Holdco Merger”).

Following the Holdco Merger, People’s United Bank, National Association, a national banking association and a wholly owned subsidiary of People’s United (“People’s United Bank”), merged with and into Manufacturers and Traders Trust Company, a New York state chartered bank and a wholly owned subsidiary of M&T (“M&T Bank”), with M&T Bank as the surviving bank (the “Bank Merger”).

Merger Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of People’s United outstanding immediately prior to the Effective Time (“People’s United Common Stock”), including each People’s United Restricted Share (as defined below) held by a non-employee director of the People’s United Board of Directors (each, a “Director Restricted Share”), except for certain shares held by People’s United or M&T, was converted into the right to receive 0.118 of a share of common stock (the “Exchange Ratio”), par value $0.50 per share, of M&T (“M&T Common Stock”). Holders of People’s United Common Stock will receive cash in lieu of fractional shares.

In addition, at the Effective Time, each outstanding share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of People’s United (“People’s United Preferred Stock”), was converted into the right to receive a share of the Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H, par value $1.00 per share, of M&T (the “New M&T Preferred Stock”).

Treatment of People’s United Equity Awards

Pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding restricted share award (a “People’s United Restricted Share”) under People’s United stock plans (the “People’s United Stock Plans”), other than any Director Restricted Shares, ceased to represent a restricted share of People’s United Common Stock and was converted into a number of restricted shares of M&T Common Stock (each, an “M&T Restricted Share”) equal to the Exchange Ratio (rounded up or down to the nearest whole number, with 0.5 rounding up).

Also pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding performance share unit (a “People’s United Performance Share”) under the People’s United Stock Plans ceased to represent a performance share unit denominated in shares of People’s United Common Stock and was converted into a restricted share unit denominated in shares of M&T Common Stock (an “M&T Stock-Based RSU”). The number of shares of M&T Common Stock subject to each such M&T Stock-Based RSU was equal to the product (rounded up or down to the nearest whole number, with 0.5 rounding up) of (1) the number of shares of People’s United Common Stock subject to such People’s United Performance Share immediately prior to the Effective Time (including any applicable dividend equivalents) based on the higher of target performance and actual performance through the Effective Time multiplied by (2) the Exchange Ratio.

Further pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding option to purchase shares of People’s United Common Stock (a “People’s United Option”) under the People’s United Stock Plans ceased to represent an option to purchase shares of People’s United Common Stock and was converted into an option to purchase a number of shares of M&T Common Stock (an “M&T Option,” and together with the M&T Restricted Shares and M&T Stock-Based RSUs, the “M&T Converted Equity Awards”) equal to the product (rounded down to the nearest whole number) of (1) the number of shares of People’s United Common Stock subject to such People’s United Option immediately prior to the Effective Time and (2) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (a) the exercise price per share of People’s United Common Stock of such People’s United Option immediately prior to the Effective Time divided by (b) the Exchange Ratio consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 424(a) of the Code, as applicable.

Except as specifically provided in the Merger Agreement, at and following the Effective Time, each M&T Converted Equity Award continues to be governed by the same terms and conditions as were applicable to such award immediately prior to the Effective Time.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and Amendment No. 1 thereto, which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, People’s United notified the NASDAQ Global Select Market (“NASDAQ”) of the impending consummation of the Merger and requested that NASDAQ (i) suspend trading of People’s United Common Stock and People’s United Preferred Stock prior to the opening of trading on April 4, 2022, (ii) withdraw People’s United Common Stock and People’s United Preferred Stock from listing on NASDAQ prior to the opening of trading on April 4, 2022 and (iii) file with the Securities and Exchange Commission (the “Commission”) on Form 25 a notification of delisting of People’s United Common Stock and People’s United Preferred Stock and deregistration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, People’s United Common Stock and People’s United Preferred Stock will no longer be listed on NASDAQ.

Additionally, People’s United intends to file with the Commission certifications on Form 15 under the Exchange Act requesting the deregistration of People’s United Common Stock and People’s United Preferred Stock under Section 12(g) of the Exchange Act and the suspension of People’s United’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.

As of the Effective Time, each holder of a certificate or book-entry share representing any shares of People’s United Common Stock and People’s United Preferred Stock ceased to have any rights with respect thereto, except the right to receive the consideration as described above in Item 2.01 of this Current Report and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On the Closing Date, Merger Sub merged with and into People’s United pursuant to the Merger Agreement, with People’s United surviving the Merger as a direct, wholly owned subsidiary of M&T. Following the Merger, People’s United merged with and into M&T, with M&T as the surviving entity.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in connection with the completion of the Merger (and not because of any disagreement with People’s United), all of People’s United’s directors and executive officers as of immediately prior to the Effective Time ceased serving as directors and executive officers of People’s United.

In connection with the Merger and pursuant to the Merger Agreement, from the Effective Time until the completion of the Holdco Merger, the directors and officers of Merger Sub as of immediately prior to the Effective Time served as the directors and officers of People’s United, in the positions specified below:

•	Richard S. Gold, Director and President

•	Kevin J. Pearson, Director

•	Marie King, Secretary

•	Stephen T. Wilson, Assistant Secretary

•	D. Scott Warman, Treasurer

There are no arrangements or understandings between Messrs. Gold and Pearson and any other persons pursuant to which either of them was selected as a director pursuant to the foregoing. There are no transactions in which any of the foregoing individuals has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, People’s United Third Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws were amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report, which are incorporated herein by reference.

Upon the completion of the Holdco Merger, the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws of People’s United ceased to be in effect by operation of law and the organizational documents of M&T (as successor to People’s United by operation of law) remained the certificate of incorporation and bylaws of M&T.

The information regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated February 21, 2021, by and among M&T Bank Corporation, Bridge Merger Corp., a direct, wholly owned subsidiary of M&T Bank Corporation, and People’s United Financial, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of People’s United Financial, Inc. filed on February 25, 2021)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated February 17, 2022, by and among M&T Bank Corporation, Bridge Merger Corp., a direct, wholly owned subsidiary of M&T Bank Corporation, and People’s United Financial, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of People’s United Financial, Inc. filed on February 18, 2022)

3.1	Fourth Amended and Restated Certificate of Incorporation of People’s United Financial, Inc.

3.2	Amended and Restated By-Laws of People’s United Financial, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION, as successor by merger to PEOPLE’S UNITED FINANCIAL, INC.

By	/s/ Darren J. King
Name:	Darren J. King
Title:	Executive Vice President and Chief Financial Officer

Date: April 4, 2022